UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 23, 2013

CONTANGO OIL & GAS COMPANY

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-16317	95-4079863
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3700 BUFFALO SPEEDWAY, SUITE 960

HOUSTON, TEXAS 77098

(Address of principal executive offices)

(713) 960-1901

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 23, 2013, Contango Oil & Gas Company, a Delaware corporation (the “Company”), and Crimson Exploration Inc., a Delaware corporation (“Crimson”) issued a joint press release announcing that the registration statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) by the Company on June 14, 2013, as amended on July 24, 2013, as further amended on August 14, 2013, and as further amended on August 20, 2013, which includes a joint proxy statement of the Company and Crimson, was declared effective on August 22, 2013.

The Company and Crimson also announced that they have each scheduled shareholder meetings for Tuesday, October 1, 2013, to approve matters relating to the proposed merger between the two companies. Each company’s shareholders of record as of the close of business on August 20, 2013 are entitled to vote at their respective meetings.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger transaction between the Company and Crimson will be submitted to the stockholders of both companies for their consideration. The Company filed with the SEC a registration statement on Form S-4 that constitutes a preliminary prospectus of the Company that also includes a joint proxy statement for each of the Company and Crimson. The registration statement was declared effective by the SEC on August 22, 2013. INVESTORS AND SECURITY HOLDERS OF THE COMPANY, CRIMSON AND OTHER INVESTORS ARE ADVISED TO READ THE PROSPECTUS AND PROXY STATEMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The definitive joint proxy statements and prospectus will be mailed to stockholders of the Company and of Crimson on or about August 26, 2013. Investors and security holders may obtain a free copy of the definitive joint proxy statement and prospectus and other documents filed by the Company and Crimson with the SEC, at the SEC’s web site at http://www.sec.gov or by contacting the Company’s Investor Relations department at 713.960.1901.

Participants in Solicitation

The Company and its directors, executive officers and other members of management and employees may be deemed to be soliciting proxies from the Company’s shareholders in favor of the proposed transaction. Information about the Company’s directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended June 30, 2012 filed with the SEC on August 29, 2012, Amendment No. 1 to Annual Report on Form 10-K for the fiscal year ended June 30, 2012 filed with the SEC on August 21, 2013 and definitive proxy statement dated October 12, 2012, for its 2012 Annual Meeting of Stockholders. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed Merger, which may be different than those of the Company’s stockholders generally, by reading the joint proxy statement and prospectus and other relevant documents filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Joint press release issued on August 23, 2013 by Contango Oil & Gas Company and Crimson Exploration Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO OIL & GAS COMPANY

Date: August 23, 2013	By:	/s/ Sergio Castro
Sergio Castro
Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint press release issued on August 23, 2013 by Contango Oil & Gas Company and Crimson Exploration Inc.